Exhibit 99.2

TELA Bio Announces Closing of Public Offering of Common Stock

June 30, 2020

MALVERN, Pa., June 30, 2020 (GLOBE NEWSWIRE) -- TELA Bio, Inc. (“TELA”), a commercial-stage medical technology company focused on designing, developing and marketing a new category of tissue reinforcement materials to address unmet needs in soft tissue reconstruction, today announced the closing of its underwritten public offering of 3,000,000 shares of its common stock at a public offering price of $16.00 per share, for gross proceeds of $48.0 million, before underwriting discounts and commissions. In addition, TELA has granted the underwriters a 30-day option to purchase up to 450,000 additional shares of common stock in the offering.

Jefferies LLC and Piper Sandler & Co. acted as joint book-running managers for the offering. Canaccord Genuity LLC acted as lead manager and JMP Securities LLC acted as co-manager.

A registration statement relating to these securities was filed with the Securities and Exchange Commission (SEC) and was declared effective on June 25, 2020.  The offering was made by means of a prospectus, copies of which may be obtained for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, copies of the final prospectus may be obtained from: Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, by telephone at 1-877-547-6340 or by email at Prospectus_Department@Jefferies.com, and from Piper Sandler & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, by email at prospectus@psc.com or by phone: 1-800-747-3924.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that state or jurisdiction.

About TELA Bio, Inc.

TELA Bio, Inc. is a commercial-stage medical technology company focused on designing, developing and marketing a new category of tissue reinforcement materials to address unmet needs in soft tissue reconstruction. TELA’s products are designed to improve on shortcomings of existing biologics and minimize long-term exposure to permanent synthetic material. TELA's portfolio is supported by quality, data-driven science and extensive pre-clinical research that has consistently demonstrated advantages over other commercially available products.

Caution Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Words such as "may,” "might,” "will,” "should,” "believe,” "expect,” "anticipate,” "estimate,” "continue,” "predict,” "forecast,” "project,” "plan,” "intend" or similar expressions, or statements regarding intent, belief, or current expectations are forward-looking statements and reflect the current beliefs of TELA's management. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others, the risks and uncertainties set forth in the "Risk Factors" section and elsewhere in the prospectus related to the public offering filed with the Securities and Exchange Commission and in our other filings with the Securities and Exchange Commission and available at www.sec.gov, including in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statements that we make in this announcement speak only as of the date of this press release, and TELA assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise after the date of this press release, except as required under applicable law.

TELA Bio Contact

Stuart Henderson

Vice President, Corporate Development and Investor Relations
TELA Bio, Inc.
484-320-2930

Investor Contact

Greg Chodaczek

347-620-7010
ir@telabio.com